UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2007

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

     Texas                        0-19797                        74-1989366
   (State of                 (Commission File                 (IRS employment
incorporation)                    Number)                   identification no.)

                                550 Bowie Street
                               Austin, Texas 78703
                    (Address of principal executive offices)

               Registrant's telephone number, including area code
                                  512-477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Whole Foods Market issued a press release on April 24, 2007 stating that it has extended the expiration date for its tender offer to purchase outstanding common stock of Wild Oats Markets, Inc. The new expiration time is 5:00 p.m., New York City time, on Tuesday, May 22, 2007. A copy of the press release is set forth as
Exhibit 99.1 to this report on Form 8-K.


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